[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]




                              DERIVED INFORMATION

                           $219,697,000 Certificates



                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1





                            Norwest Mortgage, Inc.
                            as Seller and Servicer

[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1

                                 $219,697,000
                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1

------------ -------------- -------------- ----------- ----------- ---------- ----------- ----------- --------------- --------------
              Approximate                                 WAL      Modified   Principal   Principal      Proposed       Expected
              Certificate   Tranche Type   Coupon/(2)/ (Years)     Duration    Window       Window        Rating       Legal Final
 Class/(1)/     Balance         /(1)/                   /(3,4)/    (Yrs)/(3)/  (to Mat)   (to Call)     (Mdy/S&P)
------------ -------------- -------------- ----------- ----------- ---------- ----------- ----------- --------------- --------------
     A       $219,697,000    Adjustable    1ML + [ ]%    2.74*       2.36*       184          83         Aaa/AAA         5/25/28
------------ -------------- -------------- ----------- ----------- ---------- ----------- ----------- --------------- --------------
   Total     $219,697,000
------------ --------------

*Run to 10% call.

Certificate ratings, which are a condition to issuance, are based upon the claims paying ability of AMBAC Assurance Corporation ("AMBAC").


Class A Certificate:
--------------------
(1) Class A Certificates are backed by fixed rate mortgage loans (approximately 13.69%) and adjustable rate mortgage loans (approximately 86.31%).
(2) Payable monthly starting 5/26/98. Resets monthly to one month LIBOR (Actual/360) plus spread, settling flat. After 10% Call Date, spread on Class A Certificates doubles. Class A coupon subject to the Available Funds Pass-Through Rate described herein.
(3) Class A Certificates pricing speed: Fixed Rate Loans - 120% of Prepayment Assumption (100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.455% (precisely 16/11) in each month thereafter until month 12; on and thereafter, 20% CPR). Adjustable Rate Loans - 100% of Prepayment Assumption (100% Prepayment Assumption: 0% CPR in month 1, and an additional 2.727% (precisely 30/11) in each month thereafter until month 12; on and thereafter, 30% CPR).
(4)  Class A Certificates priced to call.









--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1

                                  Summary Terms

Underwriter:               Donaldson, Lufkin & Jenrette Securities Corporation

Seller and Servicer:       Norwest Mortgage, Inc.

Certificate Administrator: Norwest Bank Minnesota, N.A., a national banking association ("Norwest Bank")

Trustee:                   First Union National Bank ("Trustee")

Registration:              The Class A Certificates will be available in book-
                           entry form through DTC, Cedel and Euroclear.

Cut-off Date:              April [1], 1998

Pricing Date:              April [_], 1998

Settlement Date:           April [30], 1998

Distribution Dates:        [25]th day of each month (or the next succeeding
                           business day), beginning May 1998

Certificate Ratings:       The Class A Certificates are anticipated to be rated
                           "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Standard & Poor's Rating Services
                           ("S&P").

Certificate Insurer:       AMBAC Assurance Corporation ("AMBAC"), claims paying
                           ability rated Aaa/AAA by Moody's and S&P, respectively.

Optional Termination:      10% optional clean-up call (outstanding mortgage pool
                           balance is less than 10% of the initial mortgage pool balance as of the Cut-off Date).

Class A Certificate        For any distribution date, a fraction, expressed as a
Available Funds Cap:       percentage, obtained by dividing (x) the amount of
                           interest that accrued on the mortgage loans minus the sum of the amounts of (i) the Servicing Fee: [0.50]%,
                           (ii) Certificate Administrator Fees: [0.035]%, (iii)
                           Monoline Premium: [0.12]%, and (iv) starting in month
                           13, a Surety Carveout: [0.50]% by (y) the product of
                           (i) the aggregate Class A Certificate balance and
                           (ii) the actual number of days elapsed during such accrual period divided by 360.

Mortgage Loans:            Fixed rate and adjustable rate (closed-end), first
                           lien subprime home equity mortgage loans, all of which are expected to be delivered on the Settlement
                           Date.

ERISA Eligibility:         Subject to the considerations and conditions
                           described in the Prospectus and Prospectus
                           Supplement, it is expected that the Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:           The Certificates will constitute "mortgage related
                           securities" for purposes of SMMEA.

Taxation:                  REMIC

Credit Enhancement:        Excess Spread, Overcollateralization and a 100%
                           certificate insurance policy provided by AMBAC.

Basis Risk Carry Forward:  The Class A Certificate will be entitled to receive
                           Basis Risk Carry Forward Amounts to the extent described in the Prospectus Supplement. Neither the ratings of S&P and Moody's nor the certificate insurance policy



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1

provided by AMBAC covers the likelihood of payment of or payment of any Basis Risk Carry Forward Amounts.


                                  Bond Summary

Class A (To Maturity)
---------------------
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption - FRM           0.0% PPC    50.0% PPC    75.0% PPC     120.0% PPC    150.0% PPC    175.0% PPC     200.0% PPC
% of Prepay Assumption - ARM           0.0% PPC    50.0% PPC    70.0% PPC     100.0% PPC    120.0% PPC    140.0% PPC     160.0% PPC
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                      21.20        6.01         4.34          2.97          2.43          2.05           1.76
Modified Duration (yrs.)                 11.15        4.39         3.40          2.49          2.09          1.80           1.57
First Principal Payment Date            5/25/98     5/25/98      5/25/98       5/25/98        5/25/98       5/25/98       5/25/98
Last Principal Payment Date             1/25/28     4/25/25      6/25/20       8/25/13        9/25/10       8/25/08       1/25/07
Payment Window (mos.)                     357         324          266           184            149           124           105
Yield @ 100.00000                        6.017       6.025        6.027         6.030          6.031         6.032         6.033
                                                                            ---------------

Class A (To 10% Call)
---------------------
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption - FRM           0.0% PPC    50.0% PPC    75.0% PPC     120.0% PPC    150.0% PPC    175.0% PPC     200.0% PPC
% of Prepay Assumption - ARM           0.0% PPC    50.0% PPC    70.0% PPC     100.0% PPC    120.0% PPC    140.0% PPC     160.0% PPC
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                      21.15        5.59         4.01          2.74          2.25          1.90           1.63
Modified Duration (yrs.)                 11.15        4.24         3.25          2.36          1.98          1.70           1.48
First Principal Payment Date            5/25/98     5/25/98      5/25/98       5/25/98        5/25/98       5/25/98       5/25/98
Last Principal Payment Date             2/25/27     7/25/12      7/25/08       3/25/05       11/25/03      12/25/02       3/25/02
Payment Window (mos.)                     346         171          123            83            67            56             47
Yield @ 100.00000                        6.017       6.018        6.018         6.019          6.020         6.020         6.020
                                                                            ---------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


                              AVAILABLE FUNDS CAP*

                   Available                                      Available                                      Available
     Period        Funds Cap                        Period        Funds Cap                       Period         Funds Cap
     ------        ---------                        ------        ---------                       ------         ---------
       2             8.560%                           27           11.261%                           52           13.385%
       3             8.863%                           28           10.989%                           53           13.405%
       4             8.577%                           29           11.092%                           54           13.873%
       5             8.578%                           30           11.737%                           55           13.472%
       6             8.980%                           31           11.441%                           56           13.929%
       7             8.690%                           32           12.163%                           57           13.506%
       8             9.173%                           33           11.889%                           58           13.502%
       9             8.894%                           34           11.982%                           59           14.943%
       10            8.894%                           35           13.654%                           60           13.524%
       11           10.121%                           36           12.601%                           61           13.970%
       12            9.167%                           37           13.031%                           62           13.515%
       13            8.971%                           38           12.744%                           63           13.961%
       14            8.687%                           39           13.180%                           64           13.506%
       15            8.999%                           40           12.846%                           65           13.501%
       16            8.714%                           41           12.947%                           66           13.946%
       17            8.719%                           42           13.484%                           67           13.492%
       18            9.252%                           43           13.112%                           68           13.936%
       19            8.959%                           44           13.564%                           69           13.482%
       20            9.864%                           45           13.203%                           70           13.477%
       21            9.568%                           46           13.218%                           71           14.402%
       22            9.822%                           47           14.651%                           72           13.468%
       23           11.060%                           48           13.313%                           73           13.912%
       24           10.723%                           49           13.775%                           74           13.458%
       25           11.087%                           50           13.348%                           75           13.902%
       26           10.874%                           51           13.812%                           76           13.448%

* Achieved assuming 6 month LIBOR and 1 year CMT increase to a level beyond the highest maximum obtainable rate on the underlying fixed and adjustable rate mortgage loans (beginning month 2; June 25, 1998 distribution); run at the pricing speed.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


                              AVAILABLE FUNDS CAP*

                   Available                                      Available                                      Available
     Period        Funds Cap                        Period        Funds Cap                       Period         Funds Cap
     ------        ---------                        ------        ---------                       ------         ---------
       77           13.444%                          102           14.307%                          127           15.254%
       78           13.887%                          103           13.879%                          128           15.858%
       79           13.434%                          104           14.378%                          129           15.443%
       80           13.877%                          105           13.950%                          130           15.545%
       81           13.424%                          106           13.988%                          131           17.328%
       82           13.419%                          107           15.530%                          132           15.762%
       83           14.852%                          108           14.067%                          133           16.407%
       84           13.423%                          109           14.580%                          134           16.000%
       85           13.887%                          110           14.154%                          135           16.665%
       86           13.456%                          111           14.673%                          136           16.261%
       87           13.923%                          112           14.247%                          137           16.402%
       88           13.493%                          113           14.296%                          138           17.101%
       89           13.512%                          114           14.826%                          139           16.705%
       90           13.983%                          115           14.402%                          140           17.430%
       91           13.553%                          116           14.940%                          141           17.040%
       92           14.027%                          117           14.516%                          142           17.221%
       93           13.597%                          118           14.577%                          143           19.277%
       94           13.621%                          119           15.650%                          144           17.613%
       95           15.107%                          120           14.706%                          145           18.420%
       96           13.671%                          121           15.267%                          146           18.051%
       97           14.154%                          122           14.846%                          147           18.899%
       98           13.724%                          123           15.418%                          148           18.541%
       99           14.211%                          124           14.999%
      100           13.783%                          125           15.080%
      101           13.814%                          126           15.671%


* Achieved assuming 6 month LIBOR and 1 year CMT increase to a level beyond the highest maximum obtainable rate on the underlying fixed and adjustable rate mortgage loans (beginning month 2; June 25, 1998 distribution); run at the pricing speed.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


Collateral Summary  -  Home Equity Loan Characteristics as of April 1, 1998

Total Number of Loans                                    1,977
Total Outstanding Loan Balance              $   219,697,288.90                                        Fixed Rate            13.69%
     Level Pay (% of Total)                             99.81%                                   Adjustable Rate            86.31%
     Balloon Loans (% of Total)                          0.23%
     Arm Adjustment Type*:                              "2/28"  "1 Yr. CMT"   "3/1" **  "6 ML"
                                                        -----   -----------   --------  ------
                                                        53.50%     31.21%      10.54%   4.76%

                                                                                        -------------------------------------------
                                                                                                             Min               Max
                                                                                        -------------------------------------------
Average Loan Original Balance               $      111,415.44                                      $    9,000.00     $  700,000.00
Average Loan Current Balance                $      111,126.60                                      $    8,889.58     $  699,326.61
Weighted Average Original LTV                          77.34%                                             14.00%            91.85%
Weighted Average Coupon                                 9.47%                                              5.00%            13.38%
Weighted Average Gross Margin*                          6.40%                                              3.75%             8.88%
Weighted Average Gross Life Cap*                       15.36%                                             11.00%            18.50%
Weighted Average Minimum Rate*                          9.35%                                              5.00%            12.50%
Weighted Average Periodic Cap*                          1.44%                                              1.00%             2.00%
Weighted Average First Adj. Cap*                        2.59%                                              1.00%             3.00%
Weighted Average Rem Term to Mat (months)               353.4                                                173               360
Weighted Average Seasoning (months)                       3.6                                                  0                10
Weighted Average Original Term (months)                 357.0                                                180               360

Range of Original Terms                             Level Pay         100.00%                           Balloons           100.00%
                                          ------------------------------------          -------------------------------------------
                                                   180 months           1.48%                         180 months           100.00%
                                                   360 months          98.52%

Index*                                          6 Month LIBOR          58.25%
                                                   1 Year CMT          41.75%

Lien Position                                      1st   Lien         100.00%

Occupancy Status                                      Primary          94.33%
                                                  Second Home           1.25%
                                          Investment Property           4.42%

Property Type                                   Single Family         93.74%                                 PUD              0.91%
                                                   2-4 Family          2.78%                           Townhouse              0.11%
                                                  Condominium          2.46%

Geographic Concentration                                   CA         14.97%                                  UT              4.64%
(states not listed individually account for                MI          7.37%                                  NY              4.43%
Less than 4% of the pool balance)                          NJ          5.25%                                  CO              4.39%
                                                           WA          4.87%

Credit Level                                             Gold         55.00%                             Level 3              4.44%
(per Seller's subprime mortgage                       Level 1         26.86%                             Level 4              1.59%
underwriting guidelines)                              Level 2         12.11%

*   Assumes characteristics for Adjustable Rate loans only.
** "3/1" refers to loans which are fixed for the first three years and adjust annually off 1 Year CMT.

    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


Detailed Collateral Summary - Home Equity Loan Characteristics as of April 1,
1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Loan Count          Loan Balance  Percent of Total
                                                                                  ----------          ------------  ----------------
Original Balance                      0.00+            to        25,000.00                36            727,748.43              0.33

                                      25,000.00+       to        50,000.00               274         10,923,384.10              4.97

                                      50,000.00+       to        75,000.00               486         30,558,171.59             13.91

                                      75,000.00+       to       100,000.00               348         30,283,374.83             13.78

                                      100,000.00+      to       125,000.00               260         29,128,444.53             13.26

                                      125,000.00+      to       150,000.00               163         22,397,689.35             10.19

                                      150,000.00+      to       175,000.00               121         19,607,357.78              8.92

                                      175,000.00+      to       200,000.00                81         15,173,830.82              6.91

                                      200,000.00+      to       225,000.00                58         12,283,291.96              5.59

                                      225,000.00+      to       250,000.00                32          7,536,878.77              3.43

                                      250,000.00+      to       275,000.00                30          7,835,513.02              3.57

                                      275,000.00+      to       300,000.00                21          6,007,942.07              2.73

                                      300,000.00+      to       325,000.00                13          4,057,689.28              1.85

                                      325,000.00+      to       350,000.00                10          3,373,027.42              1.54

                                      350,000.00+      to       375,000.00                14          5,113,307.54              2.33

                                      375,000.00+      to       400,000.00                 5          1,954,385.31              0.89

                                      400,000.00+      to       425,000.00                 5          2,096,119.15              0.95

                                      425,000.00+      to       450,000.00                 3          1,316,031.80              0.60

                                      450,000.00+      to       475,000.00                 1            459,761.52              0.21

                                      475,000.00+      to       500,000.00                 6          2,945,588.91              1.34

                                      500,000.00+      to       525,000.00                 2          1,034,086.10              0.47

                                      525,000.00+      to       550,000.00                 3          1,612,971.09              0.73

                                      575,000.00+      to       600,000.00                 1            576,459.46              0.26

                                      600,000.00+      to       625,000.00                 1            616,275.78              0.28

                                      675,000.00+      to       700,000.00                 3          2,077,958.29              0.95
                                     -----------------------------------------------------------------------------------------------
                                      Total                                            1,977        219,697,288.90            100.00



Current Balance                       0.00+            to        25,000.00                36            727,748.43              0.33

                                      25,000.00+       to        50,000.00               276         11,023,144.01              5.02

                                      50,000.00+       to        75,000.00               485         30,533,385.17             13.90

                                      75,000.00+       to       100,000.00               351         30,600,159.26             13.93

                                      100,000.00+      to       125,000.00               256         28,736,686.61             13.08


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HEI

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT










--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


Detailed Collateral Summary - Home Equity Loan Characteristics as of
April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count          Loan Balance  Percent of Total
                                                                                  ----------          ------------  ----------------

Current Balance (cont'd)              125,000.00+      to       150,000.00               163         22,397,689.35             10.19
                                      150,000.00+      to       175,000.00               122         19,782,326.11              9.00
                                      175,000.00+      to       200,000.00                80         14,998,862.49              6.83
                                      200,000.00+      to       225,000.00                58         12,283,291.96              5.59
                                      225,000.00+      to       250,000.00                33          7,786,238.72              3.54
                                      250,000.00+      to       275,000.00                29          7,586,153.07              3.45
                                      275,000.00+      to       300,000.00                21          6,007,942.07              2.73
                                      300,000.00+      to       325,000.00                13          4,057,689.28              1.85
                                      325,000.00+      to       350,000.00                10          3,373,027.42              1.54
                                      350,000.00+      to       375,000.00                14          5,113,307.54              2.33
                                      375,000.00+      to       400,000.00                 5          1,954,385.31              0.89
                                      400,000.00+      to       425,000.00                 5          2,096,119.15              0.95
                                      425,000.00+      to       450,000.00                 3          1,316,031.80              0.60
                                      450,000.00+      to       475,000.00                 1            459,761.52              0.21
                                      475,000.00+      to       500,000.00                 6          2,945,588.91              1.34
                                      500,000.00+      to       525,000.00                 2          1,034,086.10              0.47
                                      525,000.00+      to       550,000.00                 3          1,612,971.09              0.73
                                      575,000.00+      to       600,000.00                 1            576,459.46              0.26
                                      600,000.00+      to       625,000.00                 1            616,275.78              0.28
                                      675,000.00+      to       700,000.00                 3          2,077,958.29              0.95
                                     -----------------------------------------------------------------------------------------------
                                      Total                                            1,977        219,697,288.90            100.00


Interest Rate                         4.500+           to            5.000                 1             74,728.51              0.03
                                      7.000+           to            7.500                13          2,120,927.74              0.97
                                      7.500+           to            8.000                46          6,040,445.52              2.75
                                      8.000+           to            8.500               164         23,684,537.99             10.78
                                      8.500+           to            9.000               304         37,777,337.42             17.20
                                      9.000+           to            9.500               429         51,937,096.30             23.64
                                      9.500+           to           10.000               471         50,681,201.41             23.07
                                      10.000+          to           10.500               281         24,394,818.19             11.10
                                      10.500+          to           11.000               174         15,163,405.76              6.90
                                      11.000+          to           11.500                57          4,921,007.19              2.24


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HEI

Detailed Collateral Summary - Home Equity Loan Characteristics as of
April 1, 1998
--------------------------------------------------------------------------------


                                                                                  Loan Count          Loan Balance  Percent of Total
                                                                                  ----------          ------------  ----------------

Interest Rate (cont'd)                11.500+          to           12.000                27          2,085,303.71              0.95
                                      12.000+          to           12.500                 9            737,729.39              0.34
                                      13.000+          to           13.500                 1             78,749.77              0.04
                                     -----------------------------------------------------------------------------------------------
                                      Total                                            1,977        219,697,288.90            100.00


Original LTV                          0.000+           to           50.000                90          5,644,471.36              2.57
                                      50.000+          to           55.000                41          3,336,512.25              1.52
                                      55.000+          to           60.000                87          7,088,549.32              3.23
                                      60.000+          to           65.000               123         11,318,221.00              5.15
                                      65.000+          to           70.000               178         20,902,069.64              9.51
                                      70.000+          to           75.000               350         38,160,975.62             17.37
                                      75.000+          to           80.000               501         59,526,946.88             27.09
                                      80.000+          to           85.000               328         35,844,398.89             16.32
                                      85.000+          to           90.000               278         37,761,295.69             17.19
                                      90.000+          to           95.000                 1            113,848.25              0.05
                                     -----------------------------------------------------------------------------------------------
                                      Total                                            1,977        219,697,288.90            100.00


Original Term                        121               to              180                57          3,673,393.86              1.67
                                     301               to              360             1,920        216,023,895.04             98.33
                                     -----------------------------------------------------------------------------------------------
                                      Total                                            1,977        219,697,288.90            100.00


Remaining Term                       121               to              180                57          3,673,393.86              1.67
                                     301               to              360             1,920        216,023,895.04             98.33
                                     -----------------------------------------------------------------------------------------------
                                      Total                                            1,977        219,697,288.90            100.00


State                                 AK                                                  10          1,327,433.29              0.60
                                      AL                                                  26          2,302,966.84              1.05
                                      AR                                                   8            613,147.60              0.28
                                      AZ                                                  71          7,864,700.80              3.58

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT


Detailed Collateral Summary - Home Equity Loan Characteristics as of
April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count          Loan Balance  Percent of Total
                                                                                  ----------          ------------  ----------------

State (cont'd)                     CA                                                    196         32,893,222.01             14.97
                                   CO                                                     74          9,650,894.77              4.39
                                   CT                                                     18          3,496,135.73              1.59
                                   DC                                                      5            598,689.12              0.27
                                   DE                                                     10            803,820.73              0.37
                                   FL                                                     70          6,566,723.41              2.99
                                   GA                                                     15          1,393,365.00              0.63
                                   HI                                                      2            592,897.10              0.27
                                   IA                                                     14            932,187.83              0.42
                                   ID                                                     39          2,899,028.66              1.32
                                   IL                                                     79          7,680,840.07              3.50
                                   IN                                                     66          4,908,830.06              2.23
                                   KS                                                     15          1,624,310.15              0.74
                                   KY                                                     11          1,014,327.32              0.46
                                   LA                                                     19          1,729,775.18              0.79
                                   MA                                                     37          4,467,473.77              2.03
                                   MD                                                     18          2,904,015.37              1.32
                                   ME                                                      3            390,415.04              0.18
                                   MI                                                    164         16,201,565.46              7.37
                                   MN                                                     72          7,622,621.53              3.47
                                   MO                                                     16          1,506,375.05              0.69
                                   MS                                                      4            245,418.34              0.11
                                   MT                                                     36          2,757,408.08              1.26
                                   NC                                                     70          7,626,677.60              3.47
                                   ND                                                     11            561,442.08              0.26
                                   NE                                                     16            977,768.82              0.45
                                   NH                                                     24          2,105,256.85              0.96
                                   NJ                                                     75         11,525,547.29              5.25
                                   NM                                                     37          4,053,484.94              1.85
                                   NV                                                     21          3,755,469.35              1.71
                                   NY                                                     90          9,724,651.78              4.43
                                   OH                                                     89          7,228,361.34              3.29
                                   OK                                                      8            648,435.83              0.30
                                   OR                                                     25          2,973,661.29              1.35

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

                       [LETTERHEAD OF DLJ APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HEI

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT

Detailed Collateral Summary - Home Equity Loan Characteristics as of
April 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count          Loan Balance  Percent of Total
                                                                                  ----------          ------------  ----------------

State (cont'd)                  PA                                                        54          4,104,768.33              1.87
                                RI                                                         1             66,306.30              0.03
                                SC                                                        13          1,129,040.65              0.51
                                SD                                                         9            635,469.20              0.29
                                TN                                                        22          2,139,670.83              0.97
                                TX                                                        61          5,909,135.55              2.69
                                UT                                                        83         10,189,731.80              4.64
                                VA                                                        29          3,013,912.36              1.37
                                VT                                                         5            685,767.45              0.31
                                WA                                                        84         10,703,933.30              4.87
                                WI                                                        34          3,360,054.92              1.53
                                WV                                                         6            359,416.90              0.16
                                WY                                                        12          1,230,735.83              0.56
                               -----------------------------------------------------------------------------------------------------
                                Total                                                  1,977        219,697,288.90            100.00


Product Description             1 Yr CMT                                                 452         59,174,617.13             26.93
                                2/28 - 6 ML                                              891        101,433,862.55             46.17
                                3/1 -1 Yr CMT                                            194         19,988,934.75              9.10
                                6 Month LIBOR                                             60          9,016,200.76              4.10
                                Fixed Rate - Balloon                                       3            422,301.00              0.19
                                Fixed Rate - Level Pay                                   377         29,661,372.71             13.50
                               -----------------------------------------------------------------------------------------------------
                                Total                                                  1,977        219,697,288.90            100.00


Gross Margin*                   3.500+                  to           4.000                 7          1,037,237.14              0.55
                                4.000+                  to           4.500                21          2,693,628.22              1.42
                                4.500+                  to           5.000                48          6,610,069.59              3.49
                                5.000+                  to           5.500               171         21,179,260.31             11.17
                                5.500+                  to           6.000               223         27,971,151.92             14.75
                                6.000+                  to           6.500               338         40,424,476.10             21.32
                                6.500+                  to           7.000               436         50,885,589.37             26.84
                                7.000+                  to           7.500               264         27,480,078.95             14.49
                                7.500+                  to           8.000                76          9,989,531.84              5.27
                                8.000+                  to           8.500                11          1,041,205.57              0.55

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


                                8.500+                  to           9.000                 2            301,386.18              0.16

                               -----------------------------------------------------------------------------------------------------
                                Total                                                  1,597        189,613,615.19            100.00

*  Assumes characteristics for Adjustable Rate loans only.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1


Detailed Collateral Summary - Home Equity Loan Characteristics as of April 1,
1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count          Loan Balance  Percent of Total
                                                                                  ----------          ------------  ----------------
Maximum Rate*                      10.500+             to           11.000                 1             74,728.51              0.04
                                   13.000+             to           13.500                13          2,120,927.74              1.12
                                   13.500+             to           14.000                45          5,935,279.60              3.13
                                   14.000+             to           14.500               156         23,047,183.72             12.15
                                   14.500+             to           15.000               277         35,209,505.01             18.57
                                   15.000+             to           15.500               383         47,375,540.10             24.99
                                   15.500+             to           16.000               385         43,826,692.20             23.11
                                   16.000+             to           16.500               197         18,437,959.41              9.72
                                   16.500+             to           17.000               111         10,804,236.55              5.70
                                   17.000+             to           17.500                20          1,719,116.43              0.91
                                   17.500+             to           18.000                 6            667,319.60              0.35
                                   18.000+             to           18.500                 3            395,126.32              0.21
                                  --------------------------------------------------------------------------------------------------
                                   Total                                               1,597        189,613,615.19            100.00



Minimum Rate*                     4.500+              to             5.000                 1             74,728.51              0.04
                                  7.000+              to             7.500                13          2,120,927.74              1.12
                                  7.500+              to             8.000                47          6,238,361.25              3.29
                                  8.000+              to             8.500               158         23,364,780.35             12.32
                                  8.500+              to             9.000               279         35,492,624.29             18.72
                                  9.000+              to             9.500               381         47,057,943.47             24.82
                                  9.500+              to            10.000               384         43,773,530.35             23.09
                                  10.000+             to            10.500               197         18,437,959.41              9.72
                                  10.500+             to            11.000               108         10,271,197.47              5.42
                                  11.000+             to            11.500                20          1,719,116.43              0.91
                                  11.500+             to            12.000                 6            667,319.60              0.35
                                  12.000+             to            12.500                 3            395,126.32              0.21
                                  --------------------------------------------------------------------------------------------------
                                   Total                                               1,597        189,613,615.19            100.00


*   Assumes characteristics for Adjustable Rate loans only.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HE1

Detailed Collateral Summary - Home Equity Loan Characteristics as of April 1,
1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count          Loan Balance  Percent of Total
                                                                                  ----------          ------------  ----------------
Initial Rate Cap*                 1.000                                                   59          8,893,058.24              4.69
                                  2.000                                                  453         59,297,759.65             31.27
                                  3.000                                                1,085        121,422,797.30             64.04
                                  --------------------------------------------------------------------------------------------------
                                   Total                                               1,597        189,613,615.19            100.00
Periodic Rate Cap*                1.000                                                  916        106,221,538.46             56.02
                                  2.000                                                  681         83,392,076.73             43.98
                                  --------------------------------------------------------------------------------------------------
                                   Total                                               1,597        189,613,615.19            100.00
Index*                            1 Yr. CMT                                              646         79,163,551.88             41.75
                                  6 Month LIBOR                                          951        110,450,063.31             58.25
                                  --------------------------------------------------------------------------------------------------
                                   Total                                               1,597        189,613,615.19            100.00
Rate Adjustment Frequency*        12 months                                              646         79,163,551.88             41.75
                                  6 months                                               951        110,450,063.31             58.25
                                  --------------------------------------------------------------------------------------------------
                                   Total                                               1,597        189,613,615.19            100.00







*   Assumes characteristics for Adjustable Rate loans only.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

[LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION APPEARS HERE]

                     Norwest Asset Acceptance Corporation
                  Asset Backed Certificates, Series 1998-HEI


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT










--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

Norwest Asset Acceptance Corporation
-------------------------------------------------------------------------------
Asset Backed Certificates, Series 1998-HE1


6 Month LIBOR
-------------------------------------------------------------------------------

Credit       Principal         Percent     Weighted Average    Average
Grade         Balance         of Balance     Loan-To-Value     Balance
Gold        6,502,499.60         72.12%          80.05         180,624.99
Level 1     1,422,807.04         15.78%          79.30         118,567.25
Level 2       641,745.02         7.12%           77.44         91,677.86
Level 3       322,876.30         3.58%           71.32         107,625.43
Level 4       126,272.80         1.40%           58.49         63,136.40

  Weighted Average Weighted Average Weighted Average Weighted Average
     Gross Rate      Gross Margin     Maximum Rate    Remaining Term
        8.89             5.72             14.79             357
        9.03             5.78             14.83             356
        9.56             6.36             14.99             356
        9.53             5.97             15.26             355
        10.01            6.38             16.01             357


1 Year CMT
-------------------------------------------------------------------------------

Credit       Principal         Percent     Weighted Average    Average
Grade         Balance         of Balance     Loan-To-Value     Balance
Gold        34,638,762.20        58.54%          79.61         141,962.14
Level 1     16,356,594.33        27.64%          78.44         132,980.44
Level 2     5,235,280.15         8.85%           74.90         102,652.55
Level 3     2,322,299.47         3.92%           70.24         89,319.21
Level 4       621,680.98         1.05%           55.32         77,710.12

Weighted Average Weighted Average Weighted Average Weighted Average
   Gross Rate      Gross Margin     Maximum Rate    Remaining Term
      8.75             5.89             14.75             356
      9.12             6.76             15.12             356
      9.70             6.76             15.70             356
      9.80             6.32             15.80             356
      10.55            6.95             16.55             357


2/28 - 6 Month LIBOR
-------------------------------------------------------------------------------

Credit       Principal         Percent     Weighted Average    Average
Grade         Balance         of Balance     Loan-To-Value     Balance
Gold        54,521,875.55        53.75%          81.39         125,916.57
Level 1     27,695,042.99        27.30%          78.36         109,900.96
Level 2     12,962,819.35        12.78%          72.72         98,952.82
Level 3     4,378,477.22         4.32%           71.85         93,159.09
Level 4     1,875,647.44         1.85%           58.72         66,987.41

Weighted Average Weighted Average Weighted Average Weighted Average
   Gross Rate      Gross Margin     Maximum Rate    Remaining Term
      9.32             6.19             15.33             357
      9.62             6.93             15.64             356
      9.84             6.77             15.89             357
      10.33            7.10             16.33             355
      10.88            7.47             16.88             358


3/1 - 1 Year CMT
-------------------------------------------------------------------------------

Credit       Principal         Percent     Weighted Average    Average
Grade         Balance         of Balance     Loan-To-Value     Balance
Gold        9,314,968.97         46.60%          78.02         120,973.62
Level 1     6,361,590.39         31.83%          76.55         93,552.80
Level 2     2,864,152.99         14.33%          72.91         92,392.03
Level 3     1,135,893.09         5.68%           73.05         75,726.21
Level 4       312,329.31         1.56%           64.98         104,109.77

 Weighted Average Weighted Average Weighted Average Weighted Average
    Gross Rate      Gross Margin     Maximum Rate    Remaining Term
       9.41             6.17             15.41             356
       9.69             6.67             15.69             356
       10.03            6.94             16.03             357
       10.76            7.32             16.76             356
       11.13            6.50             17.13             357



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
-------------------------------------------------------------------------------

                         Donaldson, Lufkin & Jenrette

Norwest Asset Acceptance Corporation
--------------------------------------------------------------------------------
Asset Backed Certificates, Series 1998-HE1

Balance Greater (or equal to) than $400,000


6 Month LIBOR
-------------------------------------------------------------------------------

Credit          Principal        Percent    Weighted Average    Average
Grade            Balance        of Balance    Loan-To-Value     Balance
Gold           1,040,572.65       100.00%         76.22         520,286.33

Weighted Average Weighted Average Weighted Average Weighted Average
   Gross Rate      Gross Margin     Maximum Rate    Remaining Term
      9.00             5.36             15.00             356




1 Year CMT
-------------------------------------------------------------------------------

Credit     Principal        Percent    Weighted Average    Average
Grade       Balance        of Balance    Loan-To-Value     Balance
Gold      3,780,674.53        72.27%         76.79         472,584.32
Level 1     957,579.43        18.30%         78.71         478,789.72
Level 2     493,061.54        9.43%          70.00         493,061.54

 Weighted Average Weighted Average Weighted Average Weighted Average
    Gross Rate      Gross Margin     Maximum Rate    Remaining Term
       8.83             6.17             14.83             357
       9.00             7.38             15.00             357
       10.00            7.88             16.00             358


2/28 - 6 Month LIBOR
-------------------------------------------------------------------------------

Credit     Principal        Percent    Weighted Average    Average
Grade       Balance        of Balance    Loan-To-Value     Balance
Gold      3,022,284.26        81.21%         76.25         503,714.04
Level 1     699,326.61        18.79%         73.68         699,326.61

Weighted Average Weighted Average Weighted Average Weighted Average
   Gross Rate      Gross Margin     Maximum Rate    Remaining Term
      9.11             6.35             15.11             357
      9.63             7.63             15.63             358


3/1 - 1 Year CMT
-------------------------------------------------------------------------------

Credit     Principal        Percent    Weighted Average    Average
Grade       Balance        of Balance    Loan-To-Value     Balance
Gold        699,252.12       100.00%         63.64         699,252.12

 Weighted Average Weighted Average Weighted Average Weighted Average
    Gross Rate      Gross Margin     Maximum Rate    Remaining Term
       9.13             6.50             15.13             358



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document. This information is furnished to you solely by Donaldson, Lufkin & Jenrette Securities Corporation and not by the issuer of the securities or any of its affiliates. Donaldson, Lufkin & Jenrette Securities Corporation is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

-------------------------------------------------------------------------------

                         Donaldson, Lufkin & Jenrette